Vessels, Net	12 Months Ended
Dec. 31, 2017
Vessels, Net [Abstract]
Vessels, Net
6.	Vessels, Net:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	December 31, 2017	December 31, 2016
Cost:
Beginning balance	242,462	201,684
- Additions	33,120	40,778
Ending balance	275,582	242,462

Accumulated depreciation:
Beginning balance	(10,353)	(1,844)
- Additions	(10,499)	(8,509)
Ending balance	(20,852)	(10,353)

Net book value	254,730	232,109

On March 28, 2017, the Company entered into an agreement with an unaffiliated third party to acquire a secondhand Capesize vessel, at a gross purchase price of $32,650. On May 31, 2017, the Company acquired the 2012 Capesize, 179,213 DWT vessel M/V Partnership. The acquisition was financed with the Amsterdam Trade Bank N.V. loan facility (Note 7), the Jelco loan facility entered into on May 24, 2017 (Note 3) and by cash on hand. Additionally, approximately $465 worth of expenditures that increased the earning capacity and improved the efficiency of certain vessels were capitalized.

On September 26, 2016, the Company entered into separate agreements with an unaffiliated third party for the purchase of two second hand Capesize vessels for a gross purchase price of $20,750 per vessel. On November 30, 2016, the Company acquired the first of the two vessels, the 2010 Capesize, 178,838 DWT vessel M/V Lordship. On December 13, 2016, the Company acquired the second of the two vessels, the 2010 Capesize, 178,978 DWT vessel M/V Knightship. The vessels were financed through the loan facility with NSF (Note 7), through the loan facility with Jelco (Note 3) and by cash on hand.

All vessels are mortgaged to secured loans (Notes 3 and 7).